PIMCO Funds

Supplement Dated April 14, 2008 to the
Statement of Additional Information,
dated February 27, 2008

Disclosure Related to the European StocksPLUS® TR Strategy Fund, Far East (ex-Japan) StocksPLUS® TR Strategy Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) and Japanese StocksPLUS® TR Strategy Fund

        Effective May 1, 2008, Chris Dialynas will be the portfolio manager of the European StocksPLUS® TR Strategy Fund, Far East (ex-Japan) StocksPLUS® TR Strategy Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) and Japanese StocksPLUS® TR Strategy Fund (the "Funds").

        Therefore, effective May 1, 2008, the section of the table on page 65, including footnote 6 thereto, in the subsection titled "Portfolio Managers-Other Accounts Managed," providing information with respect to management of other accounts by the portfolio manager of the Funds is deleted, and is replaced by the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Dialynas[6]
Registered Investment Companies	13	$3,251	0	0
Other Pooled Investment Vehicles	15	$7,421	0	0
Other Accounts	110	$50,015	11	$3,396

[6]

Mr. Dialynas manages the following Funds (each Fund's approximate total assets under management, as of December 31, 2007, is in parenthesis next to its name): European StocksPLUS® TR Strategy Fund ($10 million), Far East (ex-Japan) StocksPLUS® TR Strategy Fund ($23 million), International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) ($544 million) and Japanese StocksPLUS® TR Strategy Fund ($25 million). Information pertaining to registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Dialynas is as of March 31, 2008.

In addition, in the paragraph immediately preceding the above table, the following sentence is added to the end of the paragraph to clarify that the information relating to Mr. Dialynas is as of March 31, 2008:

Information pertaining to accounts managed by Mr. Dialynas is as of March 31, 2008.

Further, effective May 1, 2008, the section of the table on page 69 in the subsection titled "Portfolio Managers-Securities Ownership," providing information with respect to ownership of portfolio securities by the portfolio manager of the Funds is deleted, and is replaced by the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Dialynas[8]	European StocksPLUS® TR Strategy	None
	Far East (ex-Japan) StocksPLUS® TR Strategy	None
	International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	None
	Japanese StocksPLUS® TR Strategy	None

8 As of May 1, 2008, Mr. Dialynas manages the European StocksPLUS® TR Strategy Fund, Far East (ex-Japan) StocksPLUS® TR Strategy Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) and Japanese StocksPLUS® TR Strategy Fund. As of April 14, 2008, Mr. Dialynas did not own any shares in the European StocksPLUS® TR Strategy Fund, Far East (ex-Japan) StocksPLUS® TR Strategy Fund, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) and Japanese StocksPLUS® TR Strategy Fund.

Investors Should Retain This Supplement For Future Reference